Exhibit 99.1

Q3 FY2006 Earnings Conference Call July 24, 2006

Forward Looking Statements This presentation contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give our current expectations or forecasts of future events. Actual future results may vary materially. They can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties. Consequently, no forward-looking statement can be guaranteed and you are cautioned not to place undue reliance on these forward-looking statements. The risks and uncertainties referred to above include, but are not limited to: supply issues related to our outsourced manufacturing operations; price and product competition; rapid or disruptive technological development, including the effects of the technology shift from traditional TDM to IP telephony; dependence on new product development; the mix of our products and services; customer demand for our products and services, including risks specifically associated with the services business and, in particular, the maintenance and rental and managed services lines of business, primarily due to renegotiations of customer contracts and changes in scope, pricing pressures and cancellations; general industry and market conditions and growth rates and general domestic and international economic conditions including interest rate and currency exchange rate fluctuations; risks related to inventory, including warranty costs, obsolescence charges, excess capacity, material and labor costs, and our distributors’ decisions regarding their own inventory level; the economic, political and other risks associated with international sales and operations, including increased exposure to currency fluctuations and to European economies as a result of our acquisition of Tenovis; the ability to successfully integrate acquired companies, including Tenovis, which has required significant management time and attention; the ability to attract and retain qualified employees; control of costs and expenses; U.S. and non-U.S. government regulation; and the ability to form and implement alliances. For a further list and description of such risks and uncertainties, see the reports filed by Avaya with the SEC, which are available at www.sec.gov, particularly the information contained in Part I, Item 1, entitled “Forward Looking Statements”, of our fiscal 2005 Form 10-K and in Part I, Item 2, entitled "Forward Looking Statements" of our Form 10-Q for the second quarter of fiscal 2006 . Avaya disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Presentation: Unless indicated otherwise, all results are presented in accordance with accounting principles generally accepted in the United States (GAAP).

Q3 FY2006 Results IP line shipments rose over 20% worldwide year over year Strongest growth was in the U.S. Shipped 10 millionth IP line during the quarter Product sales growth of 12% year over year with all regions reporting increases Sales of large communications systems grew 16% Gross margin was 45.3% compared with 46.5% a year ago Operating income was $28 million Includes a net negative impact of $29M from a $22M restructuring charge, a $29M IT asset impairment charge and a $22M benefit related to non-income tax settlements Net income was $44 million or 10 cents per diluted share Cash flow from operations was $181 million up $55 million year over year

Revenue Quarterly Trend ($M) 1,236 1,296 1,249 1,238 1,297 0 200 400 600 800 1,000 1,200 1,400 Q3 FY05 Q4 FY05 Q1 FY06 Q2 FY06 Q3 FY06

Revenue by Geography 4.9% 4.8% 18.6% 4.8% 2.7% 5.0% YoY Change $1,236 $1,297 Total revenue 519 544 Total outside the U.S. 59 70 Americas, non-U.S. 83 87 APAC - Asia Pacific 377 387 EMEA - Europe/Middle East/Africa Outside the U.S.: $717 $753 U.S. Q3 FY05 Q3 FY06 Dollars in millions

Revenue Summary Year over Year Change $1,236 $173 $497 $566 Q3 FY05 $1,297 157 504 $636 Q3 FY06 4.9% Total -9.2% Rental and managed services 1.4% Services 12.4% Sales of products Revenue As Reported Dollars in millions

Revenue by Channel 12.4% $566 $636 Total sales of products 25.1% 287 359 Indirect -0.7% $279 $277 Direct YoY Change Q3 FY05 Q3 FY06 Dollars in millions 100% 100% Total sales of products 51% 56% Indirect 49% 44% Direct Q3 FY05 Q3 FY06 Revenue mix

Gross Margin and Operating Expenses 23.7% 93 115 Research and development Operating Expenses 4.2% 406 423 Selling, general and administrative N/A - 22 Restructuring charge 12.2% 499 560 -2.5% 46.5% 45.3% -7.1% 59.0% 54.8% Rental and managed services -2.5% 34.6% 33.7% Services -1.8% 53.2% 52.2% Sales of products Gross Margin % 4.9% $1,236 $1,297 -9.2% $173 157 Rental and managed services 1.4% $497 504 Services 12.4% $566 $636 Sales of products Revenue YoY Change Q3 FY05 Q3 FY06 Dollars in millions

Operating and Net Income $194 $44 Net Income - - Loss from Discontinued Operations 194 44 Income from Continuing Operations (117) (11) Provision (benefit) for income taxes -57.1% 77 33 Income from Continuing Operations (3) - Interest expense 4 5 Other income (expense), net -63.2% 76 28 Operating Income YoY Change Q3 FY05 Q3 FY06 Dollars in millions Operating income for Q3 FY06 includes a net negative impact of $29M from a $22M restructuring charge, a $29M IT asset impairment charge and $22M benefit related to non-income tax settlements

AVAYA

# Gross and Operating Margins

## Gross Margin ($M)


700
600
500
400
300
200
100
0

| | Q3 FY05 | Q4 FY05 | Q1 FY06 | Q2 FY06 | Q3 FY06 |
|---|---|---|---|---|---|
| ($) | 575 | 616 | 589 | 578 | 588 |
| % | 46.5% | 47.5% | 47.2% | 46.7% | 45.3% |

## Operating Income ($M)


125
100
75
50
25
0

| | Q3 FY05 | Q4 FY05 | Q1 FY06 | Q2 FY06 | Q3 FY06 |
|---|---|---|---|---|---|
| ($) | 76 | 82 | 107 | 53 | 28 |
| % | 6.1% | 6.3% | 8.6% | 5.9% | 2.2% |

© 2006 Avaya Inc. All rights reserved.

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Segment Results Global Communications Solutions 8.6% $648 $704 Total revenue - GCS 18.2% 11 13 Other -4.6% 151 144 Converged Voice Applications -1.1% 93 92 Small Communications Systems 15.8% $393 $455 Large Communications Systems YoY Change Q3 FY05 Q3 FY06 Dollars in millions

Segment Results Global Communications Solutions Revenue ($M) Operating Income ($M) 100 200 300 400 500 600 700 800 Revenue 648 707 661 661 704 Q3 FY05 Q4 FY05 Q1 FY06 Q2 FY06 Q3 FY06 0 10 20 30 40 50 ($) 2 43 43 32 36% 0.20% 6.10% 6.50% 4.80% 5.10% Q3 FY05 Q4 FY05 Q1 FY06 Q2 FY06 Q3 FY06

Segment Results Avaya Global Services 0.9% $588 $593 Total revenue - AGS 0.0% 1 1 Other -1.1% 88 87 Managed services 10.2% 118 130 Implementation and integration services -1.6% $381 $375 Maintenance YoY Change Q3 FY05 Q3 FY06 Dollars in millions

# Segment Results

*Avaya Global Services*

**Revenue ($M)**


700
600
500
400
300
200
100
0

| | Q3 FY05 | Q4 FY05 | Q1 FY06 | Q2 FY06 | Q3 FY06 |
|---|---|---|---|---|---|
| Revenue | 588 | 589 | 588 | 577 | 593 |

**Operating Income ($M)**


70
60
50
40
30
20
10
0

| | Q2 FY05 | Q3 FY05 | Q4 FY05 | Q1 FY06 | Q2 FY06 | Q3 FY06 |
|---|---|---|---|---|---|---|
| ($) | 27 | 37 | 46 | 60 | 41 | 34 |
| % | 4.5% | 6.3% | 7.8% | 10.2% | 7.1% | 5.70% |

© 2006 Avaya Inc. All rights reserved.

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Cash Flows Operating Cash Flow of $456 million Net Cash Provided by Operating Activities Net Cash Used in Investing Activities Net Cash Used in Financing Activities Effect of Exchange Rate Changes on Cash and Cash Equivalents Net Increase in Cash and Cash Equivalents Cash and Cash Equivalents at beginning of fiscal year Cash and Cash Equivalents at end of period $456 (139) (250) 5 72 750 $822 ($ in millions) Nine Months Ended 6/30/06

Balance Sheet Cash ($M) Cash outlays in Q3: $45M for capex & capitalized software $63M share repurchases 855 735 750 726 745 822 0 100 200 300 400 500 600 700 800 900 3/31/05 6/30/05 9/30/05 12/31/05 3/31/06 6/30/06

Balance Sheet Debt ($M) 188 31 30 30 29 0 0 20 40 60 80 100 120 140 160 180 200 3/31/05 6/30/05 9/30/05 12/31/05 3/31/06 6/30/06

Balance Sheet Net Cash* Net Cash is defined as cash and cash equivalents less total debt. At 6/30/06 this amount is calculated as cash and cash equivalents of $822M less total debt of $0M. Net cash is a non GAAP financial measure. * ($M) 667 704 720 696 716 822 0 100 200 300 400 500 600 700 800 900 3/31/05 6/30/05 9/30/05 12/31/05 3/31/06 6/30/06

Share Repurchase Program Share repurchase program approved by the board during Q3 FY05 Authorization to repurchase shares up to $500 million over a two-year time period ending in Q3 FY07 As of Q3 FY06, $363 million used for share repurchases Shares Repurchased (in millions) 5.6 6.0 7.9 9.5 5.1 3.0 4.0 5.0 6.0 7.0 8.0 9.0 Q3 FY05 Q4 FY05 Q1 FY06 Q2 FY06 Q3 FY06

Key Areas of Focus Continue to generate product sales growth Sales of products for the nine months of the year are up 9% year over year Large communications systems up 13% Small communications systems up 14% Stabilize our maintenance and rental businesses Effectively manage and maintain the value of our traditional base Roll out and gain traction with new offers Increase scale in managed service offerings Continue to improve closure rate Continue to manage our cost and expense structure Focus on Europe to bring metrics in-line with rest of business Generate significant cash flow

Effective Tax Rate Reconciliation As Reported to Adjusted For the three months ended 30% Effective Income Tax Rate - adjusted 9% Non U.S. Audit Settlement 54% Transfer Pricing Adjustments -33% Effective Income Tax Rate - as reported June 30, 2006

Q3 FY2006 Earnings Conference Call July 24, 2006